Exhibit 99.2

EXPLANATORY NOTE

The attached unaudited combined balance sheets and combined income statements of Mission Energy Holdings International, Inc. and Subsidiaries and Edison Mission Project Co. were prepared based on the accounting policies of EME as described in Note 2, Summary of Significant Accounting Policies, included in EME’s 2002 Annual Report on Form 10-K.  These statements do not include a Statement of Cash Flows, Statement of Shareholder’s Equity and Statement of Comprehensive Income which, together with footnote disclosures, are required in order to prepare financial statements in accordance with generally accepted accounting principles.  Furthermore, these statements have not been examined by independent accountants and, therefore, have been labeled unaudited.

MISSION ENERGY HOLDINGS INTERNATIONAL, INC AND SUBSIDIARIES

AND EDISON MISSION PROJECT CO.

COMBINED BALANCE SHEETS

(in US$000)

	9/30/03	12/31/02	12/31/01
	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash and Cash Equivalents	$131,191	$206,502	$144,249
Accounts Receivable — Trade, Net	183,603	176,237	165,929
Accounts Receivable — Affiliates	649	549	—
Assets Under Trading and Price Risk Management	27,538	25,682	56,579
Inventory	36,734	27,091	22,170
Prepaid Expenses and Other	39,999	36,443	23,697
Total Current Assets	419,714	472,504	412,624

Investments in Unconsolidated Affiliates	931,960	841,118	829,467

Property, Plant and Equipment	4,745,142	4,006,958	3,428,815
Less Accumulated Depreciation and Amortization	627,615	478,914	326,325
Net Property, Plant and Equipment	4,117,527	3,528,044	3,102,490

Other Assets
Long-Term Receivables	8,371	6,063	—
Goodwill	797,538	669,995	619,070
Deferred Financing Costs	22,819	21,751	30,417
Restricted Cash & Other	239,025	183,590	38,215
Total Other Assets	1,067,753	881,399	687,702
Assets of Discontinued Operations	2,566	10,273	319,271
Total Assets	$6,539,520	$5,733,338	$5,351,554

Liabilities and Shareholder’s Equity
Current Liabilities
Accounts Payable — Affiliates	$12,237	$39,114	$48,164
Accounts Payable and Accrued Liabilities	193,331	177,877	128,293
Liabilities Under Trading and Price Risk Management	109,671	21,701	11,623
Interest Payable	38,063	47,054	42,101
Short-Term Obligations	—	77,551	88,241
Current Maturities of Long-Term Obligations	278,165	131,222	27,909
Total Current Liabilities	631,467	494,519	346,331

Long-Term Obligations Net of Current Maturities	2,427,659	2,116,083	2,056,821

Long-Term Deferred Liabilities
Deferred Taxes	517,261	400,881	297,211
Deferred Revenue	520,105	454,210	427,485
Long-Term Liabilities Under Trading and Price Risk Management	89,225	146,273	165,355
Preferred Securities Subject to Mandatory Redemption	147,550	—	—
Other	36,490	24,934	11,446
Total Long-Term Deferred Liabilities	1,310,631	1,026,298	901,497
Liabilities of Discontinued Operations	1,753	3,024	184,418
Total Liabilities	4,371,510	3,639,924	3,489,067

Minority Interests	702,189	651,552	565,131
Preferred Securities Subject to Mandatory Redemption	—	131,225	103,950

Shareholder’s Equity
Common Stock	0	0	0
Additional Paid-in Capital	2,161,072	2,161,072	2,161,072
Retained Earnings (Deficit)	(584,424)	(640,587)	(667,281)
Accumulated Other Comprehensive Loss	(110,827)	(209,848)	(300,385)
Total Shareholder’s Equity	1,465,821	1,310,637	1,193,406

Total Liabilities and Shareholder’s Equity	$6,539,520	$5,733,338	$5,351,554

See Explanatory Note.

MISSION ENERGY HOLDINGS INTERNATIONAL, INC. AND SUBSIDIARIES

AND EDISON MISSION PROJECT CO.

COMBINED INCOME STATEMENTS

(US $000)

	9 Months Ended September 30,		12 Months Ended December 31,
	2003	2002	2002	2001	2000
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Revenues
Electric Revenues	$1,093,436	$848,758	$1,140,365	$827,163	$628,004
Income (Loss) from Energy Risk Management	(16,865)	(2,098)	(9,571)	(763)	—
Operation and Maintenance Services	10,346	10,653	17,695	8,758	7,677
Total Operating Revenues	1,086,917	857,313	1,148,489	835,158	635,681

Operating Expenses
Fuel	382,238	305,601	399,367	280,079	164,028
Plant Operations	350,385	235,730	323,427	230,807	72,171
Operation and Maintenance Services	5,294	4,214	6,982	4,848	5,335
Depreciation and Amortization	97,922	78,765	105,910	94,749	72,484
Administrative and General	23,054	32,262	45,712	45,329	46,895
Total Operating Expenses	858,893	656,572	881,398	655,812	360,913

Income from Operations	228,024	200,741	267,091	179,346	274,768

Other Income (Expense)
Equity in Income from unconsolidated affiliates	78,364	63,467	80,528	34,060	(7,795)
Interest and Other Income	6,947	17,655	28,790	32,007	58,629
Interest Expense	(159,765)	(135,404)	(180,722)	(148,538)	(144,006)
Dividends on Preferred Securities	(4,233)	(5,134)	(7,005)	(8,014)	—
Total Other Income (Expense)	(78,687)	(59,416)	(78,409)	(90,485)	(93,172)
Income From Continuing Operations Before Income Taxes and Minority Interest	149,337	141,325	188,682	88,861	181,596

Income Taxes	62,462	56,385	71,615	32,196	64,023
Minority Interest	(28,568)	(27,700)	(33,829)	(34,291)	(30,936)

Income from Continuing Operations	58,307	57,240	83,238	22,374	86,637
Income (loss) from discontinued operations	(1,127)	21,048	(56,544)	(1,219,253)	37,904

Income Before Accounting Change	57,180	78,288	26,694	(1,196,879)	124,541
Cumulative effect of change in accounting	(1,016)	—	—	15,084	(9,700)

Net Income	$56,164	$78,288	$26,694	$(1,181,795)	$114,841

See Explanatory Note.